UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

December 21, 2020

Date of Report (Date of earliest event reported)

Evolent Health, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37415	32-0454912
(State or other jurisdiction of incorporation or organization)	Commission File Number:	(I.R.S. Employer Identification No.)

800 N. Glebe Road, Suite 500, Arlington, Virginia,	22203
(Address of principal executive offices)	(zip code)

(571) 389-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock of Evolent Health, Inc., par value $0.01 per share	EVH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 21, 2020, Evolent Health, Inc. (the “Company”) entered into a Cooperation Agreement (the “Cooperation Agreement”) with Engaged Capital, LLC and certain of its affiliates (collectively, “Engaged Capital”).

Pursuant to the Cooperation Agreement, the board of directors of the Company (the “Board”) (1) appointed Mr. Craig A. Barbarosh to the Board as a Class III director with a term expiring at the Company’s 2021 annual meeting of stockholders (the “2021 Annual Meeting”) and (2) appointed Mr. Barbarosh to the Compensation Committee of the Board. The Board also agreed to nominate Mr. Barbarosh for election to the Board at the 2021 Annual Meeting. In addition, the Company has agreed to promptly establish a Strategy Committee of the Board to make recommendations to the Board with respect to value creation initiatives, including through improvements to the Company’s operations, financial performance (including cost reduction) and overall business strategy and direction. The Strategy Committee will be comprised of four non-executive directors, including Mr. Barbarosh.

The Cooperation Agreement further provides, among other things, that:

•

The Board will take all necessary actions to seek the approval of the Company’s stockholders at the 2021 Annual Meeting of an amendment to the Company’s charter to declassify the structure of the Board (the “Declassification Proposal”) as previously announced by the Company such that directors standing for election at and subsequent to the 2021 Annual Meeting shall stand for election to one-year terms.

•

During the term of the Cooperation Agreement and so long as Engaged Capital continuously beneficially owns at least the lesser of (1) 5.0% of the Company’s then outstanding Class A common stock and (2) 4,288,937 shares of the Company’s Class A common stock (subject to adjustment for stock splits, reclassifications and combinations, the “Ownership Minimum”), Engaged Capital is entitled to recommend a replacement independent director in the event Mr. Barbarosh ceases to be a director of the Company, subject to the approval of the Board, which cannot be unreasonably withheld.

•

During the term of the Cooperation Agreement, Engaged Capital will be subject to customary standstill restrictions, including with respect to acquiring beneficial ownership in the aggregate of more than 12.0% of the Company’s Class A common stock, nominating or recommending for nomination any persons for election to the Board (except as expressly permitted by the Cooperation Agreement), submitting any proposal for consideration at any stockholder meeting and soliciting any proxy, consent or other authority to vote from stockholders or conducting any other referendum (including any “withhold,” “vote no” or similar campaign).

•

During the term of the Cooperation Agreement, Engaged Capital will vote all of its shares of the Company’s Class A common stock at all annual and special meetings as well as in any consent solicitations of the Company’s stockholders (1) in favor of the slate of directors recommended by the Board, against or withhold from voting in favor of the election of any director nominee not approved, recommended and nominated by the Board for election and against any removal of any director of the Board, (2) in favor of the Declassification Proposal and (3) in accordance with the Board’s recommendation for any other matter (unless Institutional Shareholder Services Inc. or Glass Lewis & Co., LLC issues a contrary recommendation). Engaged Capital will be permitted to vote on any proposals relating to an extraordinary transaction in its sole discretion.

•	Each party agreed to a customary non-disparagement provision.

•	Each party agreed not to institute any lawsuit against the other party, subject to certain exceptions including the seeking of remedies for a breach of the Cooperation Agreement.

•

The Cooperation Agreement will terminate on the earliest to occur of (1) 30 days before the director nomination notice deadline for the 2022 annual meeting of the Company’s stockholders, (2) 30 days prior to the first anniversary of the director nomination notice deadline for the 2021 Annual Meeting and (3) the closing of an extraordinary transaction.

The summary above is qualified in its entirety by reference to the full text of the Cooperation Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the Cooperation Agreement described above in Item 1.01, on December 21, 2020, the Board (1) appointed Mr. Craig Barbarosh to the Board as a Class III director with a term expiring at the 2021 Annual Meeting and (2) appointed Mr. Barbarosh to the Compensation Committee of the Board.

The Board has determined that Mr. Barbarosh is an independent director in accordance with applicable New York Stock Exchange and Securities and Exchange Commission rules and regulations.

Mr. Barbarosh will be eligible to participate in the compensation arrangements and programs that are established for the Company’s non-employee directors.

Item 8.01	Other Events.

On December 22, 2020, the Company issued a press release announcing the matters described above. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1

Cooperation Agreement dated December 21, 2020, by and among Evolent Health, Inc., Engaged Capital Flagship Master Fund, LP, Engaged Capital Co-Invest XI, LP, Engaged Capital Special Situation Fund, LP, Engaged Capital Flagship Fund, LP, Engaged Capital Flagship Fund, Ltd., Engaged Capital LLC, Engaged Capital Holdings, LLC and Glenn W. Welling

99.1	Press Release regarding Cooperation Agreement dated December 21, 2020

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 22, 2020

EVOLENT HEALTH, INC.

By:	/s/ Jonathan D. Weinberg
Name:	Jonathan D. Weinberg
Title:	General Counsel and Secretary